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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT


        We consent to the incorporation by reference in this Registration Statement of Diagnostic Products Corporation on Form S-8 of our report dated February 19, 1997, appearing in the Annual Report on Form 10-K of Diagnostic Products Corporation for the year ended December 31, 1996.


/S/ DELOITTE & TOUCHE LLP
-------------------------

Los Angeles, California
August 27, 1997